Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy BP Midstream Fund

Investor Class HMSFX | Institutional Class HMSIX

November 1, 2021

Supplement to the Summary Prospectus dated March 1, 2021

Effective as of November 1, 2021, Toby Loftin is no longer a Portfolio Manager of the Hennessy BP Midstream Fund. Effective as of the same date, Kevin Gallagher has been added as a Portfolio Manager of the Hennessy BP Midstream Fund. As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

Benton Cook, CFA, and Kevin Gallagher, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Cook has served as a Portfolio Manager of the Fund since September 2019. Mr. Gallagher has served as a Portfolio Manager of the Fund since November 2021 and previously served as a Midstream Specialist from the time he joined BP Capital in February 2020 until October 2021.

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